                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 22

VPQ SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,


[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VPQ)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........       .94%
Six-month total return based on NAV(2)....................      2.04%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................      5.85%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................      9.41%

 SHARE VALUATIONS

Net asset value...........................................  $  17.08
Closing common stock price................................  $17.4375
Six-month high common stock price (11/09/98)..............  $18.2500
Six-month low common stock price (04/16/99)...............  $16.8750
Preferred share rate(5)...................................     3.300%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

 On August 20, 1998, the Trust's Board of Trustees voted to change the Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result, the next fiscal year will commence on September 1, 1998 and ended on October 31, 1998. The financial information for the two-month transition period appears in a separate column in this April 30, 1999 semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2929.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                 VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen Pennsylvania Quality Municipal Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. As a result, most of our purchases were bonds with 15-to 20-year maturities, as the intermediate range of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile. We would have received minimal incremental yield for assuming the additional interest-rate risk associated with purchasing longer-maturity bonds.
    In addition, we sold bonds in the portfolio that had been prerefunded and would soon be called away. These higher-yielding bonds had increased in value since we purchased them, so we took advantage of the opportunity to sell them at a premium.
    As a result of increasing financial pressures on the health-care industry, we carefully monitored Pennsylvania bonds in this sector for potential weaknesses or opportunities. The challenges imposed by managed care, along with aging state demographics and changing Medicare reimbursement policies, made us more cautious about this sector in recent months. Because most of the Trust's health-care holdings are insured, we did not significantly change our allocation of health care bonds. However, we will closely follow the changes in this area of the municipal market to assess the impact on the Trust.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of 0.94 percent(1) based on market price. This reflects decrease in market price from $17.875 per share on October 31, 1998, to $17.4375 on April 30, 1999.
In addition, the Trust provided a distribution rate of 5.85 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 9.41 percent(4) on a taxable investment for shareholders in the 37.8 percent federal and state combined income tax bracket. The Trust's monthly dividend of $.085 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
Dennis S. Pietrzak

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

      TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999                   AS OF OCTOBER 31, 1998
Health Care.................  23.6%     Health Care.................  24.7%
General Purpose.............  21.6%     General Purpose.............  21.2%
Water & Sewer...............  10.4%     Water & Sewer...............  10.4%
Student Loan................   9.2%     Student Loan................   8.8%
Public Education............   7.3%     Public Education............   6.7%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS
 A PERCENTAGE OF LONG-TERM INVESTMENTS


                                  [PIE CHART]

                                   AAA/AAA            AA/AA             A/A              BBB/BAA            BB/BA       NON-RATED
                                   -------            -----             ----             -------            -----       ---------
AS OF APRIL 30, 1999                 60                6.4              15.3               9.7               4.6            4



                                  [PIE CHART]

                                   AAA/AAA            AA/AA             A/A              BBB/BAA            BB/BA      NON-RATED
                                   -------            -----             ----             -------            -----      ---------
AS OF OCTOBER 31, 1998              57.8               7.1              11.8              13.7               4.6          5

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DISTRIBUTION HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999

                                  [BAR GRAPH]

Distribution per Common Share                                            DISTRIBUTIONS                    CAPITAL GAINS
-----------------------------                                            -------------                    -------------
'Nov 1998'                                                                 0.0850
'Dec 1998'                                                                 0.0850                             .0773
'Jan 1999'                                                                 0.0850
'Feb 1999'                                                                 0.0850
'Mar 1999'                                                                 0.0850
'Apr 1999'                                                                 0.0850

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.6%
          PENNSYLVANIA  90.3%
$ 6,500   Allegheny Cnty, PA Arpt Rev Gtr
          Pittsburgh Intl Arpt Ser B (FSA
          Insd)................................  6.625%      01/01/22    $  7,015,970
  7,475   Allegheny Cnty, PA Hosp Dev Auth Rev
          Saint Margaret Mem Hosp (Prerefunded
          @ 10/01/01)..........................  7.125       10/01/21       8,059,321
  2,575   Allegheny Cnty, PA San Auth Swr Rev
          Ser A (FGIC Insd)....................  *           12/01/08       1,682,350
  2,580   Allegheny Cnty, PA San Auth Swr Rev
          Ser A (FGIC Insd)....................  *           06/01/09       1,632,418
  1,645   Allegheny Cnty, PA San Auth Swr Rev
          Ser A (FGIC Insd)....................  *           12/01/09       1,017,482
  2,475   Allentown, PA Area Hosp Auth Rev
          Sacred Heart Hosp of Allentown
          (Prerefunded @ 07/01/01).............  7.500       07/01/06       2,690,325
  2,690   Armstrong Cnty, PA Hosp Auth Hosp Rev
          Armstrong Cnty Mem Hosp Ser A........  7.200       11/01/06       2,806,880
  5,500   Armstrong Cnty, PA Hosp Auth Hosp Rev
          Armstrong Cnty Mem Hosp Ser A........  7.500       11/01/16       5,761,085
  1,800   Berks Cnty, PA Muni Auth Rev Phobebe
          Devitt Homes Proj A1 Rfdg............  5.750       05/15/22       1,752,912
  2,500   Berks Cnty, PA Muni Auth Rev Hlth
          Care Pooled Fin Proj.................  5.000       03/01/28       2,394,950
  1,000   Chester Cnty, PA Hlth & Edl Fac Auth
          Hosp Rev Bryn Mawr Rehab Hosp Rfdg
          (Prerefunded @ 07/01/02).............  6.900       07/01/07       1,113,090
  1,150   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           03/01/03         990,507
  1,130   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           09/01/03         954,522
  1,195   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           03/01/04         982,971
  1,220   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           09/01/04         983,466
  1,220   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           03/01/05         957,212
  1,220   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           09/01/05         937,521
  1,220   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           03/01/06         912,121
  1,020   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           09/01/06         746,538
  1,220   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           03/01/07         867,444
  1,220   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           09/01/07         848,778

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,190   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           03/01/08    $    803,809
  1,205   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           09/01/08         796,059
  1,220   Chichester Sch Dist PA Ser B (FGIC
          Insd)................................  *           09/01/09         763,220
  7,310   Dauphin Cnty, PA Hosp Auth Rev Cmnty
          Genl Osteopathic Hosp Rfdg
          (Prerefunded @ 06/01/02).............  7.375%      06/01/16       8,190,636
  1,000   Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj Rfdg.................  6.875       06/01/16       1,036,430
  6,000   Delaware Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Philadelphia Elec Co
          Proj.................................  7.375       04/01/21       6,385,860
 18,000   Emmaus, PA Genl Auth Rev Local Govt
          Pool G (FGIC Insd)...................  7.000       05/15/18      19,275,840
  4,000   Falls Twp, PA Hosp Auth Hosp Rev
          Delaware Vly Med Rfdg (FHA Gtd)......  7.000       08/01/22       4,251,720
    780   Lancaster, PA Indl Dev Auth Coml Rev
          First Mtg Kmart Corp Ser A Rfdg......  7.100       09/15/07         822,728
  1,440   Lehigh Cnty, PA Genl Purp Auth Rev
          First Mtg Bible Fellowship Proj A....  6.000       12/15/23       1,414,454
  4,000   Lehigh Cnty, PA Genl Purp Auth Rev
          Good Shepherd Rehab Hosp (Prerefunded
          @ 11/15/01)..........................  7.500       11/15/21       4,440,880
  1,140   Montgomery Cnty, PA Higher Edl & Hlth
          Auth Hosp Rev Abington Mem Hosp Ser A
          (AMBAC Insd).........................  6.000       06/01/16       1,231,246
  1,960   Montgomery Cnty, PA Higher Edl & Hlth
          Auth Hosp Rev Abington Mem Hosp Ser A
          (Prerefunded @ 06/01/03) (AMBAC
          Insd)................................  6.000       06/01/16       2,155,706
  1,250   Montgomery Cnty, PA Higher Edl & Hlth
          Auth Hosp Rev Pottstown Mem Med Cent
          Proj (Prerefunded @ 11/15/01)........  7.350       11/15/05       1,383,263
  2,345   Montgomery Cnty, PA Higher Edl & Hlth
          Auth Hosp Rev Pottstown Mem Med Cent
          Proj (Prerefunded @ 11/15/01)........  6.875       11/15/20       2,572,418
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev
          Res Recov (LOC: Banque Paribas)......  7.500       01/01/12       6,327,060
  1,395   North East, PA Sch Dist (FGIC
          Insd)................................  5.250       09/01/28       1,404,626

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,085   Northampton Cnty, PA Indl Dev Auth
          Rev Rfdg First Mtg Kirkland Vlg......  5.625%      12/15/19    $  1,036,522
  1,500   Penn Cambria Sch Dist PA Cap Apprec
          (FGIC Insd) (a)......................  *           08/15/18         550,920
  1,500   Penn Cambria Sch Dist PA Cap Apprec
          (FGIC Insd) (a)......................  *           08/15/19         520,980
  1,000   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D.......  7.150       12/01/18       1,119,300
  1,000   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 34B (FHA Gtd).........  7.000       04/01/24       1,041,820
  2,000   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 42....................  6.850       04/01/25       2,163,560
  3,000   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 52B (FHA Gtd).........  6.250       10/01/24       3,176,280
  1,500   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 53A...................  6.050       04/01/18       1,581,360
  1,000   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 54A Rfdg (FHA Gtd)....  6.050       10/01/16       1,054,240
  1,565   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 54A Rfdg (FHA Gtd)....  6.150       10/01/22       1,649,510
  1,000   Pennsylvania Intergvtl Coop Auth Spl
          Tax Rev (FGIC Insd)..................  5.250       06/15/14       1,036,100
  7,000   Pennsylvania Intergvtl Coop Auth Spl
          Tax Rev City of Philadelphia
          (Prerefunded @ 06/15/02).............  6.800       06/15/22       7,646,380
 17,015   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Ser A (AMBAC Insd)
          (b)..................................  7.050       10/01/16      18,840,880
  4,250   Philadelphia, PA Arpt Rev Ser A
          (AMBAC Insd).........................  6.100       06/15/25       4,592,890
  1,250   Philadelphia, PA Auth Indl Dev Hlth
          Care Fac Rev Baptist Home of
          Philadelphia Ser A...................  5.600       11/15/28       1,193,613
  2,000   Philadelphia, PA Gas Wks Rev Ser 14
          (FSA Insd)...........................  6.375       07/01/14       2,205,180
  3,000   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd)......................  6.250       07/01/08       3,311,190
  1,000   Philadelphia, PA Hosp & Higher Ed Fac
          Auth Rev Chestnut Hill College.......  6.000       10/01/29         995,090

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 7,165   Philadelphia, PA Muni Auth Rev
          Justice Lease Ser B (Prerefunded @
          11/15/01) (FGIC Insd)................  7.125%      11/15/18    $  7,908,584
  5,000   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01).............  7.500       08/01/10       5,511,950
  5,500   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01).............  7.000       08/01/18       5,905,075
  3,000   Philadelphia, PA Wtr & Wastewtr Rev
          Rfdg (MBIA Insd).....................  5.625       06/15/08       3,274,770
  1,000   Spring Ford Area Sch Dist PA (FGIC
          Insd)................................  4.750       03/01/22         947,230
                                                                         ------------
                                                                          185,627,242
                                                                         ------------
          PUERTO RICO  7.2%
    696   Centro de Recaudaciones de Ingresos
          Muni Ctfs Partn PR...................  6.850       10/17/03         725,695
 14,000   Puerto Rico Comwlth Pub Impt Rfdg....  *           07/01/04      11,361,840
  1,560   Puerto Rico Elec Pwr Auth Pwr Rev Ser
          U Rfdg...............................  6.000       07/01/14       1,697,202
    990   Puerto Rico Pub Bldgs Auth Gtd Pub
          Edl & Hlth Fac Ser K Rfdg............  6.600       07/01/04       1,077,853
                                                                         ------------
                                                                           14,862,590
                                                                         ------------
          U. S. VIRGIN ISLANDS  2.1%
  3,750   Virgin Islands Pub Fin Auth Rev
          Matching Fd Ln Nts Ser A Rfdg
          (Prerefunded @ 10/01/02).............  7.250       10/01/18       4,248,375
                                                                         ------------
TOTAL INVESTMENTS  99.6%
  (Cost $186,911,001)................................................     204,738,207
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%..........................         841,051
                                                                         ------------
NET ASSETS  100.0%...................................................    $205,579,258
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                April 30, 1999 and October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  April 30, 1999    October 31, 1998
------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $186,911,001 and
  $186,165,390, respectively)...................   $204,738,207    $ 205,199,910
Cash............................................            -0-          789,727
Interest Receivable.............................      2,906,441        2,890,254
Other...........................................          1,605            2,529
                                                   ------------    -------------
      Total Assets..............................    207,646,253      208,882,420
                                                   ------------    -------------
LIABILITIES:
Payables:
  Investments Purchased.........................      1,078,155        1,309,566
  Custodian Bank................................        611,811              -0-
  Investment Advisory Fee.......................        118,321          123,421
  Income Distributions -- Preferred Shares......         52,892          146,172
  Administrative Fee............................         33,806           35,263
  Affiliates....................................         24,525            9,540
Trustees' Deferred Compensation and Retirement
  Plans.........................................         99,406           90,928
Accrued Expenses................................         48,079           71,924
                                                   ------------    -------------
      Total Liabilities.........................      2,066,995        1,786,814
                                                   ------------    -------------
NET ASSETS......................................   $205,579,258    $ 207,095,606
                                                   ============    =============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized
  100,000,000 shares, 2,600 issued with
  liquidation preference of $25,000 per
  share--See Note 5)............................   $ 65,000,000    $  65,000,000
                                                   ------------    -------------
Common Shares ($.01 par value with an unlimited
  number of shares authorized)..................         82,305           82,028
Paid in Surplus.................................    121,971,338      121,495,325
Net Unrealized Appreciation.....................     17,827,206       19,034,520
Accumulated Undistributed Net Investment
  Income........................................        690,109          669,998
Accumulated Net Realized Gain...................          8,300          813,735
                                                   ------------    -------------
      Net Assets Applicable to Common Shares....    140,579,258      142,095,606
                                                   ------------    -------------
NET ASSETS......................................   $205,579,258    $ 207,095,606
                                                   ============    =============
COMMON SHARES OUTSTANDING.......................      8,230,545        8,202,775
                                                   ============    =============
NET ASSET VALUE PER COMMON SHARE................   $      17.08    $       17.32
                                                   ============    =============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

  For the Six Months Ended April 30, 1999 and the Two Months Ended October 31,
                                1998 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months Ended    Two Months Ended
                                                  April 30, 1999     October 31, 1998
-------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest........................................ $   6,315,086       $   2,115,544
                                                 -------------       -------------
EXPENSES:
Investment Advisory Fee.........................       714,828             242,367
Administrative Fee..............................       204,237              69,248
Preferred Share Maintenance.....................        85,818              28,380
Trustees' Fees and Related Expenses.............        13,326               1,260
Custody.........................................         9,003               2,386
Legal...........................................         4,913               3,186
Other...........................................        97,171              50,783
                                                 -------------       -------------
    Total Expenses..............................     1,129,296             397,610
    Less Credits Earned on Overnight Cash
      Balances..................................           805                 103
                                                 -------------       -------------
    Net Expenses................................     1,128,491             397,507
                                                 -------------       -------------
NET INVESTMENT INCOME........................... $   5,186,595       $   1,718,037
                                                 =============       =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain............................... $       8,301       $     645,164
                                                 -------------       -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................    19,034,520          19,484,475
  End of the Period.............................    17,827,206          19,034,520
                                                 -------------       -------------
Net Unrealized Depreciation During the Period...    (1,207,314)           (449,955)
                                                 -------------       -------------
NET REALIZED AND UNREALIZED GAIN/LOSS........... $  (1,199,013)      $     195,209
                                                 =============       =============
NET INCREASE IN NET ASSETS FROM OPERATIONS...... $   3,987,582       $   1,913,246
                                                 =============       =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

              For the Six Months Ended April 30, 1999, Two Months
     Ended October 31, 1998 and the Year Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                    Six Months Ended   Two Months Ended     Year Ended
                                     April 30, 1999    October 31, 1998   August 31, 1998
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............   $  5,186,595       $  1,718,037      $ 10,597,060
Net Realized Gain..................          8,301            645,164           168,571
Net Unrealized
  Appreciation/Depreciation During
  the Period.......................     (1,207,314)          (449,955)        2,129,103
                                      ------------       ------------      ------------
Change in Net Assets from
  Operations                             3,987,582          1,913,246        12,894,734
                                      ------------       ------------      ------------
Distributions from Net Investment
  Income:
  Common Shares....................     (4,189,437)        (1,393,143)       (8,329,449)
  Preferred Shares.................       (977,047)          (379,966)       (2,314,304)
                                      ------------       ------------      ------------
                                        (5,166,484)        (1,773,109)      (10,643,753)
                                      ------------       ------------      ------------
Distributions from Net Realized
  Gain:
  Common Shares....................       (634,295)               -0-          (184,268)
  Preferred Shares.................       (179,441)               -0-           (49,842)
                                      ------------       ------------      ------------
                                          (813,736)               -0-          (234,110)
                                      ------------       ------------      ------------
Total Distributions................     (5,980,220)        (1,773,109)      (10,877,863)
                                      ------------       ------------      ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............     (1,992,638)           140,137         2,016,871
                                      ------------       ------------      ------------
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued
  Through Dividend Reinvestment....        476,290            165,788           689,852
                                      ------------       ------------      ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS...........................     (1,516,348)           305,925         2,706,723
NET ASSETS:
Beginning of the Period............    207,095,606        206,789,681       204,082,958
                                      ------------       ------------      ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $690,109,
  $669,998 and $725,070,
  respectively)....................   $205,579,258       $207,095,606      $206,789,681
                                      ============       ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                        Six Months Ended   Two Months Ended   -------
                                         April 30, 1999    October 31, 1998    1998
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)........................... $    17.323        $    17.306        $17.059
                                        -----------        -----------        -------
  Net Investment Income................        .631               .210          1.296
  Net Realized and Unrealized
    Gain/Loss..........................       (.146)              .023           .282
                                        -----------        -----------        -------
Total from Investment Operations.......        .485               .233          1.578
                                        -----------        -----------        -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders........        .510               .170          1.020
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.....................        .119               .046           .282
  Distributions from Net Realized Gain:
    Paid to Common Shareholders........        .077                -0-           .023
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.....................        .022                -0-           .006
                                        -----------        -----------        -------
Total Distributions....................        .728               .216          1.331
                                        -----------        -----------        -------
Net Asset Value, End of the Period..... $    17.080        $    17.323        $17.306
                                        -----------        -----------        -------
Market Price Per Share at End of the
  Period............................... $   17.4375        $    17.875        $18.000
Total Investment Return at Market Price
  (b)..................................        .94%*              .28%*        13.71%
Total Return at Net Asset Value (c)....       2.04%*             1.04%*         7.77%
Net Assets at End of the Period
  (In millions)........................ $     205.6        $     207.1        $ 206.8
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**........       1.61%              1.67%          1.62%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)....................       6.02%              5.63%          5.89%
Portfolio Turnover.....................          3%*                4%*            4%
  * Non-Annualized
 ** Ratio of Expenses to Average Net
    Assets Including Preferred
    Shares.............................       1.11%              1.15%          1.15%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.212 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                       September 27, 1991
                                                         (Commencement
                  Year Ended August 31,                  of Investment
     -----------------------------------------------     Operations) to
      1997      1996      1995      1994      1993      August 31, 1992
-------------------------------------------------------------------------
     $16.546   $16.705   $16.431   $17.987   $16.387        $14.788
     -------   -------   -------   -------   -------        -------
       1.297     1.302     1.331     1.338     1.344          1.092
        .588    (.064)      .349    (1.544)    1.685          1.460
     -------   -------   -------   -------   -------        -------
       1.885     1.238     1.680     (.206)    3.029          2.552
     -------   -------   -------   -------   -------        -------
       1.056     1.092     1.092     1.092     1.042           .754
        .277      .295      .312      .214      .186           .199
        .030      .008      .002      .039      .161            -0-
        .009      .002       -0-      .005      .040            -0-
     -------   -------   -------   -------   -------        -------
       1.372     1.397     1.406     1.350     1.429           .953
     -------   -------   -------   -------   -------        -------
     $17.059   $16.546   $16.705   $16.431   $17.987        $16.387
     -------   -------   -------   -------   -------        -------
     $16.613   $17.125   $16.250   $16.125   $17.625        $15.750
       4.72%    12.52%     8.02%   (2.22%)    20.26%         10.22%*
       9.93%*    5.71%*    8.90%   (2.45%)    17.85%         14.65%*
     $ 204.1   $ 199.5   $ 200.3   $ 197.7   $ 210.0        $ 197.0
       1.66%     1.67%     1.73%     1.64%     1.64%          1.58%
       6.08%     5.99%     6.37%     6.54%     6.85%          6.28%
          6%       13%       15%        1%        4%            55%*
       1.12%     1.13%     1.15%     1.12%     1.11%          1.11%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The Trust changed its fiscal year-end from August 31 to October 31. As mentioned in your last report, due to the relatively short span of time between the August 31, 1998 report and the October 31, 1998 report, the October 31, 1998 report was not distributed but rather the October data is included as part of this April 30, 1999 semi-annual report.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 1999, for federal income tax purposes cost of long-term investments is $186,911,001, the aggregate gross unrealized appreciation is $17,957,268 and the aggregate gross unrealized depreciation is $130,062, resulting in net unrealized appreciation on long-term investments of $17,827,206.

    At October 31, 1998, for federal income tax purposes cost of long-term investments is $186,165,390, the aggregate gross unrealized appreciation is $19,046,595 and the aggregate gross unrealized depreciation is $12,075, resulting in net unrealized appreciation on long-term investments of $19,034,520.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS--During the six months ended April 30, 1999 and the two months ended October 31, 1998, the Trust's custody fee was reduced by $805 and $103, respectively, as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition,

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999, and the two months ended October 31, 1998, the Trust recognized expenses of approximately $1,500 and $1,900, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1999, and the two months ended October 31, 1998, the Trust recognized expenses of approximately $34,600 and $11,900, respectively, representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service of the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 1999, October 31, 1998, and August 31, 1998, paid in surplus related to common shares aggregated $121,971,338, $121,495,325, and $121,329,633, respectively.

    Transactions in common shares were as follows:

                       SIX MONTHS ENDED   TWO MONTHS ENDED     YEAR ENDED
                        APRIL 30, 1999    OCTOBER 31, 1998   AUGUST 31, 1998
----------------------------------------------------------------------------
Beginning Shares......    8,202,775          8,193,233          8,153,254
Shares Issued Through
  Dividend
  Reinvestment........       27,770              9,542             39,979
                          ---------          ---------          ---------
Ending Shares.........    8,230,545          8,202,775          8,193,233
                          =========          =========          =========

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

For the six months ended April 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,483,175 and $5,493,140 respectively. For the two months ended October 31, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $8,016,981 and $7,802,535, respectively.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of April 30, 1999, the Trust has outstanding 2,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on April 30, 1999, was 3.300% and for the six months ended April 30, 1999, the rates ranged from 3.000% to 5.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                            Attn.: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.